Exhibit 99.1

BUNKER HILL MINING ANNOUNCES ELECTION OF DIRECTORS

AND VOTING RESULTS FROM THE 2026 ANNUAL GENERAL MEETING OF STOCKHOLDERS

KELLOGG, IDAHO | VANCOUVER, BRITISH COLUMBIA, June 11, 2026 – Bunker Hill Mining Corp. (“Bunker Hill” or the “Company”) (TSX: BNKR | OTCQB: BHLL) is pleased to announce the voting results from its annual general meeting of stockholders (the “Meeting”) held on June 11, 2026, in Kellogg, Idaho.

A total of 10,915,589 shares of common stock (“Common Shares”) were represented in person or by proxy at the Meeting, representing approximately 23.38% of the Company’s issued and outstanding Common Shares as of the record date.

All matters submitted to stockholders for approval as set out in the Company’s proxy statement dated May 11, 2026 (the “Proxy Statement”) were approved by the requisite majority of votes cast at the Meeting.

ELECTION OF DIRECTORS

The following six nominees were elected as directors of the Company to hold office until the next annual meeting of stockholders or until their successors are elected or appointed:

Nominee	Votes For	% For	Votes Withheld	% Withheld
Sam Ash	8,413,006	99.82%	15,006	0.18%
Mark Child	8,412,379	99.81%	15,633	0.19%
Mark Cruise	8,413,293	99.83%	14,719	0.17%
Kelli Kast	8,410,761	99.80%	17,251	0.20%
Pam Saxton	8,410,345	99.79%	17,667	0.21%
Richard Williams	8,415,834	99.86%	12,178	0.14%

APPOINTMENT OF AUDITOR

Shareholders approved the ratification of MNP LLP’s re-appointment as the Company’s auditor for the ensuing year.

OTHER MATTERS

Shareholders also approved (i) the Company’s amended and restated restricted stock unit incentive plan, (ii) the amended and restated stock option plan, and (iii) on a non-binding advisory basis, the compensation of the Company’s named executive officers, as more particularly described in the Proxy Statement.

“We appreciate the continued support of our shareholders as we advance the restart of the Bunker Hill Mine and transition toward production,” said Sam Ash, Chief Executive Officer of Bunker Hill Mining. “The past year has been transformative for the Company, and we remain focused on executing our operational plans safely, responsibly and efficiently while creating long-term value for all stakeholders.”

The detailed voting results for the Meeting will be available under the Company’s profile on SEDAR+ at www.sedarplus.ca.

ABOUT BUNKER HILL MINING CORP.

Bunker Hill Mining Corp. is a U.S.-based exploration and development company focused on the restart of its flagship asset—the historic Bunker Hill Mine in northern Idaho’s prolific Coeur d’Alene mining district. This renowned silver, zinc, and lead deposit is being advanced using modern exploration techniques and responsible development practices to unlock its full potential. The 1,800tpd operation is due to start in June 2026.

The Company’s strategy is centered on efficiently revitalizing this high-quality asset to deliver long-term value, while upholding strong environmental and operational standards. Bunker Hill is committed to maximizing shareholder returns through the disciplined redevelopment of one of North America’s most storied mining operations.

Additional information is available at www.bunkerhillmining.com and on the SEDAR+ website (www.sedarplus.ca) or through EDGAR on the SEC website (www.sec.gov).

On behalf of Bunker Hill Mining Corp.

Sam Ash

President and Chief Executive Officer

For additional information, please contact:

Brenda Dayton

Vice President, Investor Relations

T: 604.417.7952

E: brenda.dayton@bunkerhillmining.com

Cautionary Statements

Certain statements in this news release are forward-looking and involve a number of risks and uncertainties. Such forward-looking statements are within the meaning of that term in Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended, as well as within the meaning of the phrase ‘forward-looking information’ in the Canadian Securities Administrators’ National Instrument 51-102 – Continuous Disclosure Obligations (collectively, “forward-looking statements”). Forward-looking statements are not comprised of historical facts. Forward-looking statements include estimates and statements that describe the Company’s future plans, objectives or goals, including words to the effect that the Company or management expects a stated condition or result to occur. Forward-looking statements may be identified by such terms as “believes”, “anticipates”, “expects”, “estimates”, “may”, “could”, “would”, “will”, “plan” or variations of such words and phrases.

Forward-looking statements in this news release include, but are not limited to, statements regarding the Company’s objectives, goals or future plans, including the restart and development of the Bunker Hill Mine and the anticipated timing thereof. Forward-looking statements reflect material expectations and assumptions, including, without limitation, expectations and assumptions relating to; Bunker Hill’s ability to receive sufficient project financing for the restart and ongoing development of the Bunker Hill Mine on acceptable terms or at all; the future price of metals; and the stability of the financial and capital markets. Factors that could cause actual results to differ materially from such forward-looking statements include, but are not limited to, those risks and uncertainties identified in public filings made by Bunker Hill with the U.S. Securities and Exchange Commission (the “SEC”) and with applicable Canadian securities regulatory authorities, and the following: the Company’s inability to raise additional capital for project activities, including through equity financings, concentrate offtake financings or otherwise; capital market conditions; restrictions on labor and its effects on international travel and supply chains; failure to identify mineral resources; failure to convert estimated mineral resources to reserves; the preliminary nature of metallurgical test results; the Company’s ability to restart and develop the Bunker Hill Mine and the risks of not basing a production decision on a feasibility study of mineral reserves demonstrating economic and technical viability, resulting in increased uncertainty due to multiple technical and economic risks of failure which are associated with this production decision including, among others, areas that are analyzed in more detail in a feasibility study, such as applying economic analysis to resources and reserves, more detailed metallurgy and a number of specialized studies in areas such as mining and recovery methods, market analysis, and environmental and community impacts and, as a result, there may be an increased uncertainty of achieving any particular level of recovery of minerals or the cost of such recovery, including increased risks associated with developing a commercially mineable deposit, with no guarantee that production will begin as anticipated or at all or that anticipated production costs will be achieved; failure to commence production would have a material adverse impact on the Company’s ability to generate revenue and cash flow to fund operations; failure to achieve the anticipated production costs would have a material adverse impact on the Company’s cash flow and future profitability; delays in obtaining or failures to obtain required governmental, environmental or other project approvals; political risks; changes in equity markets; uncertainties relating to the availability and costs of financing needed in the future; the inability of the Company to budget and manage its liquidity in light of the failure to obtain additional financing, including the ability of the Company to complete the payments pursuant to the terms of the agreement to acquire the Bunker Hill Mine complex; inflation; changes in exchange rates; fluctuations in commodity prices; delays in the development of projects; and capital, operating and reclamation costs varying significantly from estimates and the other risks involved in the mineral exploration and development industry. Although the Company believes that the assumptions and factors used in preparing the forward-looking statements in this news release are reasonable, undue reliance should not be placed on such statements or information, which only applies as of the date of this news release, and no assurance can be given that such events will occur in the disclosed time frames or at all, including as to whether or when the Company will achieve its project finance initiatives, or as to the actual size or terms of those financing initiatives. The Company disclaims any intention or obligation to update or revise any forward-looking information, whether as a result of new information, future events or otherwise, other than as required by law. No stock exchange, securities commission or other regulatory authority has approved or disapproved the information contained herein.

Readers are cautioned that the foregoing risks and uncertainties are not exhaustive. Additional information on these and other risk factors that could affect the Company’s operations or financial results are included in the Company’s annual report and may be accessed through the SEDAR+ website (www.sedarplus.ca) or through EDGAR on the SEC website (www.sec.gov).